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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY


     WE, the undersigned officers and Directors of Houghton Mifflin Company, hereby severally constitute Nader F. Darehshori, Paul D. Weaver and Gary L. Smith, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below and in such other capacities as the undersigned may from time to time serve in the future, (1) the Registration Statement on Form S-8 filed with the Securities and Exchange Commission for the purpose of registering securities of Houghton Mifflin Company to be issued pursuant to the Houghton Mifflin Company 1992 Stock Compensation Plan (such registration statement hereinafter referred to as the "Registration Statement"), and (ii) any and all amendments to said Registration Statement, and generally to do all such things in our name and behalf (either on behalf of Houghton Mifflin Company or in our capacities as officers and Directors thereof) to enable Houghton Mifflin Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements and regulations of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to said Registration Statement and any and all amendments thereto.

     Witness our hands and common seal on the dates set forth below.

     Dated:   October 26, 1994          HOUGHTON MIFFLIN COMPANY


                                        By: Nader F. Darehshori
                                            ----------------------------------
                                            Nader F. Darehshori, Chairman
                                            of the Board, President and
                                            Chief Executive Officer


Signature                                   Title                         Date
Principal Executive Officer:

Nader F. Darehshori                     Chairman of the              October 26 , 1994
- ----------------------------------      Board, President,
Nader F. Darehshori                     Chief Executive
                                        Officer and Director

Principal Financial and Accounting
Officer:

Stephen O. Jaeger                       Executive Vice President,    October 26, 1994
- ----------------------------------      Chief Financial Officer,
Stephen O. Jaeger                       Treasurer and Director


Joseph A. Baute                         Director                     October 26, 1994
- ----------------------------------
Joseph A. Baute

Signature                                Title                  Date
Gail Deegan                               Director          October 26, 1994
- ----------------------------------
Gail Deegan

James O. Freedman                         Director          October 26 , 1994
- ----------------------------------
James O. Freedman

Mary H. Lindsay                           Director          October 26 , 1994
- ----------------------------------
Mary H. Lindsay

Charles R. Longsworth                     Director          October26 , 1994
- ----------------------------------
Charles R. Longsworth

John F. Magee                             Director          October 26, 1994
- ----------------------------------
John F. Magee

Claudine B. Malone                        Director          October 26, 1994
- ----------------------------------
Claudine B. Malone

Alfred L. McDougal                        Director          October 26, 1994
- ----------------------------------
Alfred L. McDougal

George Putnam                             Director          October 26, 1994
- ----------------------------------
George Putnam

Ralph Z. Sorenson                         Director          October 26, 1994
- ----------------------------------
Ralph Z. Sorenson

DeRoy C. Thomas                           Director          October 26, 1994
- ----------------------------------
DeRoy C. Thomas